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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

     The following is a list of all subsidiaries of the Registrant at July 31, 1999 owned by the Registrant or one or more of its other subsidiaries:

                                                                STATE OR COUNTRY
CORPORATE NAME OF SUBSIDIARY                                    OF INCORPORATION
----------------------------                                  --------------------
Veritas Energy Services Inc.................................  Canada
Veritas DGC Land Ltd........................................  Canada
Canex Information Services Ltd..............................  Canada
Veritas Geoservices Ltd.....................................  Canada
Veritas Energy Services (US) Inc............................  Canada
Veritas Energy Services Inc.................................  Canada
Digicon Geophysical Corp....................................  Delaware
Veritas DGC Asia Pacific Ltd................................  Delaware
Veritas DGC Ltd.............................................  United Kingdom
Veritas DGC Australia (Pty) Ltd.............................  Australia
Veritas DGC Land Inc........................................  Delaware
Veritas Seismic S.A.........................................  Venezuela
Veritas DGC (Malaysia) Sdn. Bhd.............................  Malaysia
Veritas DGC (B) Sdn Bhd.....................................  Brunei
Veritas Geophysical Inc.....................................  Delaware
Veritas DGC Land Guatemala S.A..............................  Guatemala
Digicon de Venezuela C.A....................................  Venezuela
Digicon (Nigeria) Ltd.......................................  Nigeria
Veritas DGC Singapore Pte. Ltd..............................  Singapore
P.T. Digicon Mega Pratama...................................  Indonesia
Digital Exploration (Nigeria) Limited.......................  Nigeria
Seismic Company of America, Inc.............................  Delaware
Euroseis, Inc...............................................  Delaware
Veritas Geophysical I.......................................  Cayman Islands
Veritas Geophysical II......................................  Cayman Islands
Veritas Geophysical III.....................................  Cayman Islands
Veritas Geophysical IV......................................  Cayman Islands
Veritas Geophysical do Brasil, Ltda.........................  Brazil
Digicon Finance N.V.........................................  Netherlands Antilles
VTS Properties, Inc.........................................  Delaware
Geophysical Services Inc....................................  Delaware
Digicon Sub Corp............................................  Delaware
Veritas Geophysical (Norway) AS.............................  Norway
674916 Alberta Ltd..........................................  Canada
Time Seismic Exchange Ltd...................................  Canada